SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 27, 1999


                               RECOTON CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                   NEW YORK                 0-5860             11-1771737
            (STATE OR OTHER JURISDIC-    (COMMISSION        (IRS EMPLOYER
            TION OF INCORPORATION)       FILE NUMBER)       IDENTIFICATION NO.)


                  2950 LAKE EMMA ROAD, LAKE MARY, FLORIDA 32746
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 407-333-8900

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS

          On July 27, 1999 the Company announced that it has entered into agreements to resolve all matters in the pending customs investigatins by the U.S. Customs Service and the Office of the U.S. Attorney for the Middle District of Florida. A copy of such release is attached as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          a.   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: not applicable

          b.   PRO FORMA FINANCIAL INFORMATION: not applicable

          c.   EXHIBITS:

               1. Press release, issued July 27, 1999


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RECOTON CORPORATION


                                     By: /s/  Stuart Mont
                                         --------------------------
                                         Name:  Stuart Mont
                                         Title: COO, Exec. Vice Pres.-Operations

Dated:  July 27, 1999

                                  EXHIBIT INDEX


1    Press release, issued July 27, 1999